SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 12, 2005

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 12, 2005, JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc. (together, “JohnsonDiversey”) held a public conference call to discuss JohnsonDiversey’s financial results for the three- and six-month periods ended July 1, 2005. JohnsonDiversey is filing pursuant to Item 8.01 of Form 8-K the script of the conference call, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference as if fully set forth herein.

FORWARD-LOOKING STATEMENTS

JohnsonDiversey makes statements in the script of the conference call incorporated by reference in this Current Report on Form 8-K that are not historical facts. These “forward-looking statements” can be identified by the use of terms such as “may,” “intend,” “might,” will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms, and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. Factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following:

•	our ability to execute our business strategies;

•	our ability to successfully complete integration and synergy plans, including the achievement of cost and tax savings;

•	changes in general economic and political conditions, interest rates and currency movements, including, in particular, exposure to foreign currency risks;

•	the vitality of the institutional and industrial cleaning and sanitation market, and the printing and packaging, coatings and plastics markets;

•	restraints on pricing flexibility due to competitive conditions in the professional and polymer markets;

•	the loss or insolvency of a significant supplier or customer;

•	effectiveness in managing our manufacturing processes, including our inventory, fixed assets, and system of internal control;

•	changes in energy costs, the costs of raw materials and other operating expenses;

•	our ability and the ability of our competitors to introduce new products and technical innovations;

•	the costs and effects of complying with laws and regulations relating to the environment and to the manufacture, storage, distribution and labeling of our products;

•	the occurrence of litigation or claims;

•	changes in tax, fiscal, governmental and other regulatory policies;

•	the effect of future acquisitions or divestitures or other corporate transactions;

•	adverse or unfavorable publicity regarding us or our services;

•	the loss of, or changes in, executive management or other key personnel;

•	natural and manmade disasters, including acts of terrorism, hostilities or war that impact our markets;

•	conditions affecting the food and lodging industry, including health-related, political and weather-related; and

•	other factors listed from time to time in reports that we file with the Securities and Exchange Commission.

NON-GAAP FINANCIAL MEASURES

The script of the conference call incorporated by reference in this Current Report on Form 8-K includes the financial measure EBITDA. EBITDA is a non-U.S. GAAP financial measure, and you should not consider EBITDA as an alternative to U.S. GAAP financial measures such as (a) operating profit or net profit as a measure of our operating performance or (b) cash flows provided by operating, investing and financing activities (as determined in accordance with U.S. GAAP) as a measure of our ability to meet cash needs.

We believe that, in addition to cash flows from operating activities, EBITDA is a useful financial measurement for assessing liquidity as it provides management, investors, lenders and financial analysts with an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures. In addition, various covenants under our senior secured credit facilities are based on EBITDA, as adjusted pursuant to the provisions of those facilities.

In evaluating EBITDA, management considers, among other things, the amount by which EBITDA exceeds interest costs for the period, how EBITDA compares to principal repayments on outstanding debt for the period and how EBITDA compares to capital expenditures for the period. Management believes many investors, lenders and financial analysts evaluate EBITDA for similar purposes. To evaluate EBITDA, the components of EBITDA, such as net sales and operating expenses and the variability of such components over time, should also be considered.

Accordingly, we believe that the inclusion of EBITDA permits a more comprehensive analysis of our liquidity relative to other companies and our ability to service debt requirements. Because all companies do not calculate EBITDA identically, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

EBITDA should not be construed as a substitute for, and should be read together with, net cash flows provided by operating activities as determined in accordance with U.S. GAAP. The following tables reconcile EBITDA of JohnsonDiversey Holdings, Inc. and its consolidated subsidiaries to net cash flows provided by operating activities, which is the U.S. GAAP measure most comparable to EBITDA, for each of the periods for which EBITDA is presented.

	Three Months Ended
(dollars in thousands)	July 1, 2005	July 2, 2004
Net cash flows provided by operating activities	$10,295	$59,932
Changes in operating assets and liabilities, net of effects from acquisitions and divestitures of businesses	57,201	7,045
Changes in deferred income taxes	2,552	1,808
Gain from divestitures	(613)	1,050
Loss on property disposals	(893)	(355)
Depreciation and amortization expense	(48,263)	(44,588)
Amortization of debt issuance costs	(14,241)	(3,293)
Interest accreted on notes payable	11,087	(8,033)
Interest accrued on long-term receivables-related parties	(19,506)	1,071
Other	1,343	(1,134)

Net income	(1,038)	13,503

Minority interests in net income (loss) of subsidiaries	(214)	82
Provision for income taxes	1,722	9,633
Interest expense, net	50,061	39,360
Depreciation and amortization expense	48,263	44,588

EBITDA	$98,794	$107,166

	Six Months Ended
(dollars in thousands)	July 1, 2005	July 2, 2004
Net cash flows provided by operating activities	$8,264	$85,645
Changes in operating assets and liabilities, net of effects from acquisitions and divestitures of businesses	101,784	35,188
Changes in deferred income taxes	7,153	3,113
Gain from divestitures	3,991	3,033
Loss on property disposals	(3,541)	(762)
Depreciation and amortization expense	(95,358)	(92,637)
Amortization of debt issuance costs	(16,498)	(6,644)
Interest accreted on notes payable	1,865	(16,380)
Interest accrued on long-term receivables-related parties	(18,598)	1,823
Other	(3,977)	(165)

Net income (loss)	(14,915)	12,214

Minority interests in net income (loss) of subsidiaries	(114)	161
Provision for income taxes	1,755	9,392
Interest expense, net	89,033	78,098
Depreciation and amortization expense	95,358	92,637

EBITDA	$171,117	$192,502

The following tables reconcile EBITDA of JohnsonDiversey, Inc. and its consolidated subsidiaries to net cash flows provided by operating activities, which is the U.S. GAAP measure most comparable to EBITDA, for each of the periods for which EBITDA is presented.

	Three Months Ended
(dollars in thousands)	July 1, 2005	July 2, 2004
Net cash flows provided by operating activities	$10,295	$61,735
Changes in operating assets and liabilities, net of effects from acquisitions and divestitures of businesses	57,320	5,244
Changes in deferred income taxes	(819)	(1,029)
Gain from divestitures	(613)	1,050
Loss on property disposals	(893)	(355)
Depreciation and amortization expense	(48,263)	(44,588)
Amortization of debt issuance costs	(14,184)	(3,224)
Interest accrued on long-term receivables-related parties	957	1,071
Other	1,343	(1,134)

Net income	5,143	18,770

Minority interests in net income (loss) of subsidiaries	(214)	82
Provision for income taxes	5,049	12,468
Interest expense, net	40,629	31,258
Depreciation and amortization expense	48,263	44,588

EBITDA	$98,870	$107,166

	Six Months Ended
(dollars in thousands)	July 1, 2005	July 2, 2004
Net cash flows provided by operating activities	$8,308	$87,405
Changes in operating assets and liabilities, net of effects from acquisitions and divestitures of businesses	101,860	33,429
Changes in deferred income taxes	533	(2,664)
Gain from divestitures	3,991	3,033
Loss on property disposals	(3,541)	(762)
Depreciation and amortization expense	(95,358)	(92,637)
Amortization of debt issuance costs	(16,382)	(6,520)
Interest accrued on long-term receivables-related parties	1,865	1,823
Other	(3,977)	(165)

Net income (loss)	(2,701)	22,942

Minority interests in net income (loss) of subsidiaries	(114)	161
Provision for income taxes	8,331	15,168
Interest expense, net	70,319	61,594
Depreciation and amortization expense	95,358	92,637

EBITDA	$171,193	$192,502

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc. script from the August 12, 2005 conference call discussing results of operations for the three- and six-month periods ended July 1, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: August 15, 2005	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: August 15, 2005	By:	/s/ Joseph F. Smorada
Joseph F. Smorada Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc. script from the August 12, 2005 conference call discussing results of operations for the three- and six-month periods ended July 1, 2005.